                                                                   Exhibit 10.37


                                   FREEHILL
                                  -----------
                                  HOLLINGDALE
                                  -----------
                                    & PAGE
                                  -----------




                            Australis Media Limited


                                      and

                          UIH Australia/Pacific, Inc.



                         Securities Purchase Agreement



                                   Solicitors
                            MLC Centre Martin Place
                          Sydney New South Wales 2000
     Telephone (02) 225 5000  INT+ (61 2) 225 5000  FACSIMILE (02) 322 4000
                                 DX 361 Sydney
                               Reference: MT:30D
Sydney               Melbourne               Perth               Canberra
Brisbane               London               Singapore               Hanoi
                                Ho Chi Minh City
                       Correspondent  office  in  Jakarta

THIS SECURITIES PURCHASE AGREEMENT is made on 19 June 1996 between the following parties:

1. AUSTRALIS MEDIA LIMITED (ACN 059 741 178) of 55 Pyrmont Bridge Road, Pyrmont, New South Wales, 2009 ("Seller"); and

2. UIH AUSTRALIA/PACIFIC, INC., a company incorporated under the laws of Colorado, USA of 4643 South Ulster Street, Denver, Colorado, 80237, USA ("UIH").

RECITALS:

A.   The Seller is the owner of the Securities.

B. The Seller agrees to sell and UIH agrees to procure that the Buyer buys the Securities on the terms and conditions set out in this agreement.

THE PARTIES AGREE in consideration of, among other things, the mutual promises contained in this agreement:

                                    Part 1
                        Definitions and interpretation

1.1  Definitions

In this agreement and in the recitals:

"Business Day" means a day when trading banks are open for business in Sydney other than a Saturday, Sunday or public holiday;

"Buyer" means UIH or any person nominated by UIH under clause 6.1 to purchase the Securities from the Seller;

"$", "A$" and "Dollars" mean the lawful currency of the Commonwealth of Australia;

"Company" means STV Pty Limited (ACN 065 312 450);

"Completion Date" means the date of Completion;

"Completion" means completion of the sale and purchase of the Securities in accordance with part 3;

"Date for Completion" means the time and date specified in writing by the Seller to UIH as the date of completion of the Fundraising;

"Debentures" means all and any debentures issued by the Company and registered in the name of the Seller;

"Fundraising" means:

(a) the Seller receiving equity subscriptions for shares or convertible notes or both in an amount of not less than US$50 million of which at least US$10 million must come from Pay TV Options Pty Limited or its related body corporate; and

(b) completion by Salomon Bros. of a debt offering in the United States for an amount which, together with the equity subscriptions referred to in (a) is not less than US$250 million;

"Letter" means the letter of 19 June 1996 headed "STV Franchise Agreement" from the Seller and Galaxy Communication Pty Limited to UIH;

"Purchase Price" means A$5 million;

"Rights" means all rights and benefits attaching or relating to, or arising out of, the Securities or ownership of the Securities or of any Security (including but not limited to, all moneys, distributions, dividends, shares, stock, rights to take up securities and bonus shares);

"Securities" means the Debentures and Shares;

"Securityholders" has the meaning given in the STV Securityholders Agreement;

"Shares" means all and any ordinary shares issued by the Company and registered in the name of the Seller;

"STV Securityholders Agreement" means the agreement dated 12 October 1994 between United International Holdings, Inc., UIH, the Seller, the Company and Salstel Media Investments Pty Limited (as amended);

"Warranties" means the warranties and representations set out in Schedule 1.

1.2  Interpretation

In this agreement, headings and underlinings are for convenience only and do not affect the interpretation of this agreement and, unless the context otherwise requires:

(a)  words importing the singular include the plural and vice versa;

(b)  words importing a gender include any gender;

(c) other parts of speech and grammatical forms of a word or phrase defined in this agreement have a corresponding meaning;

(d) a reference to a part, clause, party, annexure, exhibit or schedule is a reference to a part and clause of, and a party, annexure, exhibit and schedule to, this agreement and a reference to this agreement includes any annexure, exhibit and schedule;

(e) a reference to a party to a document includes that party's successors and permitted assigns; and

(f) no provision of this agreement will be construed adversely to a party solely on the ground that the party was responsible for the preparation of this agreement or that provision.

                                    Part 2
                               Sale and purchase

2.1  Sale of Securities

On the Completion Date, the Seller must sell and the Buyer must buy the Securities for the Purchase Price free of all security interests and other third party rights.

                                    Part 3
                                  Completion

3.1  Date for Completion

(a)  Completion must take place on the Date for Completion.

(b) The Seller must give UIH written notice ("Completion Notice") of the Date for Completion at least 2 Business Days before the proposed Date for Completion.

3.2  Delivery of documents executed by Seller

At Completion, the Seller must give to the Buyer the following documents:

(a)  share certificates for the Shares;

(b) completed transfers of the Shares to the Buyer, duly executed by the Seller as transferor;

(c)  debenture certificates for the Debentures; and

(d) duly signed and completed transfers as referred to in the conditions of issue of the Debentures.

3.3  Buyer's obligations at Completion

At Completion, the Buyer must pay the Purchase Price to the Seller by electronic funds transfer to an account nominated by the Seller in the Completion Notice.

3.4  Conditions

(a) Completion is conditional on all of the following conditions having been satisfied:

     (1) where the Buyer is a person to whom the provisions of the Foreign Acquisitions and Takeovers Act 1975 (Cth) ("FATA") apply, the Buyer obtaining all necessary approvals under FATA or, where an application is made under FATA, the expiry of the applicable time periods;

     (2)   completion of the Fundraising; and

     (3) receipt by UIH of a written acknowledgment from Pay TV Options Limited in the terms described in the penultimate paragraph of the Letter.

(b) The conditions in clause 3.4(a) are for the benefit of UIH and may only be waived by UIH. Waiver of one condition in clause 3.4(a) does not imply waiver of the other condition in clause 3.4(a).

(c) UIH must use its reasonable endeavours to satisfy the condition in clause 3.4(a)(1) or to nominate a person under clause 6.1 whose acquisition of the Securities does not require any approval under FATA.

                                    Part 4
                                    Rights

4.1  Buyer's entitlement to Rights

The Buyer is entitled to all Rights which exist as at the Completion Date, together with all franking associated with, or otherwise relating to, the Securities or the Rights. The Seller must do all things necessary to ensure that the Buyer obtains the full benefit of all such Rights.

                                    Part 5
                                  Warranties

5.1  Giving of Warranties

(a) The Seller gives the Warranties in paragraphs 1.3, 1.4 and 1.5 of Schedule 1 in favour of UIH as at the date of this agreement and for each day up to and including Completion.

(b) The Seller gives the Warranties in paragraphs 1.1 and 1.2 of Schedule 1 in favour of UIH as at the Completion Date.

(c) UIH warrants in favour of the Seller as at the date of this agreement and for each day up to and including Completion that it has full power to enter into and perform its obligations under this agreement.

5.2  Indemnity

The Seller indemnifies UIH against any claim, action, damage, loss, liability, expense or outgoing which UIH pays, suffers, incurs or is liable for in respect of:

(a) any matter or thing being other than as represented or warranted in this agreement; and

(b)  any breach by the Seller of this agreement.

5.3  Reliance

(a)  UIH has entered into this agreement in reliance on the Warranties.

(b) The Seller has entered into this agreement in reliance on the warranty given by UIH under clause 5.1(c).

                                    Part 6
                          Purchase of all Securities

6.1  Nominee

(a) Subject to clause 6.1(b), UIH may appoint a person as its nominee or more than one person as its nominees to purchase the Securities in its place.

(b) If UIH nominates more than one person under clause 6.1(a), the nominees must together in aggregate purchase all and not part of the Securities.

6.2 Simultaneous purchase

The Buyer may only purchase the Securities if at the same time UIH (and any nominee) purchases all shares and debentures then held by the Seller in CTV Pty Limited.

                                    Part 7
                              Costs and expenses

7.1  Costs and expenses

Subject to clause 7.2, each party must pay its own costs and expenses in respect of the negotiation, preparation, execution, delivery and registration of this agreement.

7.2  Duties

(a) UIH must pay any stamp duty in respect of the execution, delivery and performance of:

     (1)   this agreement; and

     (2) any agreement or document entered into or signed under this agreement.

(b) UIH must pay any fine, penalty or other cost in respect of a failure to pay any stamp duty except to the extent that the fine, penalty or other cost is caused by an act or default on the part of the Seller in which case the Seller must pay all of the fine, penalty or other cost.

                                    Part 8
                                    General
8.1  Notices

(a) Any notice or other communication including, but not limited to, any request, demand, consent or approval, to or by a party to this agreement:

     (1)   must be in legible writing and in English addressed as shown below:

           (A)   if to the Seller:

                 Address:     55 Pyrmont Bridge Road
                              PYRMONT NSW 2009

                 Attention:   Mr Geoff Kleemann
                 Facsimile:   (02)776 2339

           (B)   if to the UIH:

                 Address:     c/- Level 13, 309 Kent Street
                              SYDNEY  NSW  2000

                 Attention:   Mr Don Hagans
                 Facsimile:   (02)262 6726

           or as specified to the sender by any party by notice;

     (2) where the sender is a company, must be signed by an officer of the company or under the common seal of the sender;

     (3) is regarded as being given by the sender and received by the addressee:

           (A)   if by delivery in person, when delivered to the addressee;

           (B) if by post, 3 Business Days from and including the date of postage; or

           (C) if by facsimile transmission, whether or not legibly received, when transmitted to the addressee,

           but if the delivery or receipt is on a day which is not a Business Day or is after 4.00 pm (addressee's time) it is regarded as received at 9.00 am on the following Business Day; and

     (4) can be relied upon by the addressee and the addressee is not liable to any other person for any consequences of that reliance if the addressee believes it to be genuine, correct and authorised by the sender.

(b) A facsimile transmission is regarded as legible unless the addressee telephones the sender within 2 hours after the transmission is received or regarded as received under clause 8.1(a)(3) and informs the sender that it is not legible.

(c) In this clause 8.1, reference to an addressee includes a reference to an addressee's officers, agents or employees or any person reasonably believed by the sender to be an officer, agent or employee of the addressee.

8.2  Governing law and jurisdiction

(a)  This agreement is governed by the laws of New South Wales.

(b) Each party irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

8.3  Non-merger and survival of Warranties

(a) Neither the Warranties, nor any other provision of this agreement, merges on Completion.

(b)  The Warranties survive Completion of this agreement.

8.4  Further assurances

Each party must do all things necessary to give full effect to this agreement and the transactions contemplated by this agreement.

8.5  Entire agreement

(a) This agreement embodies the entire agreement between the parties with respect to the subject matter of this agreement and supersedes any prior negotiation, arrangement, understanding or agreement with respect to the subject matter or any term of this agreement.

(b) Any statement, representation, term, warranty, condition, promise or undertaking made, given or agreed to in any prior negotiation, arrangement, understanding or agreement, has no effect except to the extent expressly set out or incorporated by reference in this agreement.

8.6  Release

At Completion:

(a) UIH must, and must use its reasonable endeavours to procure that all parties to the STV Securityholders Agreement other than the Seller and UIH, execute a deed of release in the form of Schedule 2; and

(b)  the Seller must execute a deed of release in the form of Schedule 2.

EXECUTED by the parties as an agreement:

SIGNED for
AUSTRALIS MEDIA LIMITED
by its authorised representative in the
presence of:


/s/ Robert Mangoni                              /s/ Geoff Kleemann
- -------------------                             -------------------------
Witness                                         Authorised representative

Robert Mangoni                                  Geoff Kleemann
- -------------------                             -------------------------
Name (please print)                             Name (please print)

SIGNED for
UIH AUSTRALIA/PACIFIC, INC.
by its authorised representative
in the presence of:


/s/ Robert Mangoni                              /s/ Donald F. Hagans, Jr.
- -------------------                             -------------------------
Witness                                         Authorised representative

Robert Mangoni                                  Donald F. Hagans, Jr.
- -------------------                             -------------------------
Name (please print)                             Name (please print)

                                   Schedule 1

                                   Warranties

8.1  Title

The Seller is the legal and beneficial owner of the Securities, free of all security interests and other third party interests or rights.

8.2  Consents

The Seller is able to sell and transfer the Securities without the consent of any other person and free of any pre-emptive rights or rights of first refusal, other than the pre-emptive rights and rights of first refusal contained in the STV Securityholders Agreement, and in the Company's articles of association.

8.3  Fully paid

The Securities are fully paid and no money is owing in respect of them.

8.4  No legal impediment

The execution, delivery and performance by the Seller of this agreement complies with each law, regulation, authorisation, ruling, judgment, order or decree of any government agency.

8.5  Authorisations

The Seller has taken all necessary action to authorise the execution, delivery and performance by the Seller of this agreement in accordance with its terms.

                                  SCHEDULE 2

THIS DEED OF release is made on              between the following parties:

1. UNITED INTERNATIONAL HOLDINGS, INC., a company incorporated under the laws of the State of Delaware, United States of America ("USA") and UIH AUSTRALIA/PACIFIC, INC., a company incorporated under the laws of the State of Colorado, USA, both of 4643 South Ulster Street, Denver, Colorado, USA (jointly "UIH");

2. STV PTY LIMITED (ACN 065 312 450) of Level 13, 309 Kent Street, Sydney, New South Wales 2000, Australia ("STV");

3. AUSTRALIS MEDIA LIMITED (ACN 059 741 178) of 55 Pyrmont Bridge Road, Pyrmont, New South Wales 2009, Australia ("AML"); and

4. SALSTEL MEDIA INVESTMENTS PTY LIMITED (ACN 072 016 132) of Level 5, Plaza One, 1 Elizabeth Plaza, North Sydney, New South Wales 2060 ("Salstel").

RECITALS:

A. UIH, AML and Salstel are Securityholders of STV. The rights and obligations of UIH, AML and Salstel as Securityholders of STV are governed by a Subscription and Securityholders Agreement dated 12 October 1994, as amended on 21 December 1995 and 4 April 1996 ("Securityholders Agreement").

B. Under a Securities Purchase Agreement dated 13 June 1996, AML has agreed to sell all Securities issued by STV and owned by AML.

C. STV, UIH and Salstel have agreed to release AML from all obligations under the Securityholders Agreement on completion of the sale of AML's Securities in STV.

THIS DEED WITNESSES that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

1.   Definitions and interpretation

(a)  Words in this deed have the same meaning as in the Securityholders
     Agreement.

(b) This deed must be interpreted in accordance with clause 1.2 of the Securityholders Agreement.

2.   Release

(a) Each of UIH, STV and Salstel releases AML from all liability arising under or in connection with the Securityholders Agreement.

(b) AML releases each of UIH, STV and Salstel from all liability arising under or in connection with the Securityholders Agreement.

3.   Costs and expenses

Each party must pay its own costs and expenses in respect of:

(a)   the negotiation, preparation, execution and delivery of this deed; and

(b) the enforcement or protection or attempted enforcement or protection of any rights under this deed,

including, but not limited to, any legal costs and expenses on a full indemnity basis and any professional consultant's fees in respect of any of the above.

4.   Stamp duty

STV must pay all stamp duty in relation to this deed.

5.   Governing law and jurisdiction

(a)  This deed is governed by the laws of New South Wales.

(b) Each of the parties irrevocably submits to the non-exclusive jurisdiction of the courts of New South Wales.

6.   Counterparts

(a) This deed may be executed in any number of counterparts which counter-parts, taken together, constitute one document.

(b)  A party may execute this deed by signing any counterpart.

7.   Attorneys

Each of the Attorneys executing this deed states that it has no notice of any revocation of the power of attorney appointing it and under which this deed is executed.

8.   Further assurances

Each party must do all things and execute all further documents necessary to give full effect to this deed.


EXECUTED by the parties as a deed:

SIGNED SEALED & DELIVERED
for UNITED INTERNATIONAL
HOLDINGS, INC by its attorney
in the presence of:


- -------------------------                       ---------------------------
Witness                                         Attorney


- -------------------------                       ---------------------------
Name (please print)                             Name (please print)

SIGNED SEALED & DELIVERED
for UIH AUSTRALIA/PACIFIC, INC
by its attorney in the presence of:


- -------------------------                       ---------------------------
Witness                                         Attorney


- -------------------------                       ---------------------------
Name (please print)                             Name (please print)


SIGNED SEALED & DELIVERED
for STV PTY LIMITED
by its attorney
in the presence of:


- -------------------------                       ---------------------------
Witness                                         Attorney


- -------------------------                       ---------------------------
Name (please print)                             Name (please print)


SIGNED SEALED & DELIVERED
for AUSTRALIS MEDIA LIMITED
by its attorney
in the presence of:


- -------------------------                       ---------------------------
Witness                                         Attorney


- -------------------------                       ---------------------------
Name (please print)                             Name (please print)

SIGNED SEALED & DELIVERED
for SALSTEL MEDIA INVESTMENTS PTY LIMITED by its attorney in the presence of:


- -------------------------                       ---------------------------
Witness                                         Attorney


- -------------------------                       ---------------------------
Name (please print)                             Name (please print)